UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 22, 2016
(Date of earliest event reported: July 21, 2016)

Revlon, Inc.

 (Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One New York Plaza New York, New York		10004
(Address of Principal Executive Offices)		(Zip Code)

(212) 527-4000
 (Registrant’s telephone number, including area code)

None
 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 21, 2016, Revlon Escrow Corporation (the “Escrow Issuer”), a wholly owned subsidiary of Revlon Consumer Products Corporation (“RCPC”), which is in turn a wholly owned subsidiary of Revlon, Inc. (“Revlon”), priced its previously announced notes offering in connection with financing RCPC’s pending acquisition of Elizabeth Arden, Inc.  On July 22, 2016, Revlon issued a press release (the “Press Release”) announcing the pricing.

The full text of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 8.01.

This Form 8-K shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities mentioned in this Form 8-K in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Forward-Looking Statements

Statements made in this Form 8-K, which are not historical facts, including statements about the plans of Revlon, RCPC and the Escrow Issuer (collectively, the “Company”) and their strategies, focus, beliefs and expectations, are forward-looking and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry or cosmetics category conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the filing of this Form 8-K. Such forward-looking statements include, without limitation, the Company’s beliefs, expectations, focus and/or plans regarding future events, including as to (i) the Escrow Issuer’s ability to consummate its offering of $450 million aggregate principal amount of senior unsecured notes due 2024 in a private placement; and (ii) RCPC’s pending acquisition of Elizabeth Arden, Inc.  Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in the Company’s filings with the SEC, including the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC during 2016 (which may be viewed on the SEC’s website at http://www.sec.gov or on Revlon’s website at http://www.revloninc.com), as well as reasons including difficulties, delays, unexpected costs or the inability of (i) the Escrow Issuer to consummate, in whole or in part, the offering of the Escrow Issuer’s senior unsecured notes; and/or (ii) RCPC to consummate the acquisition of Elizabeth Arden, Inc., in whole or in part, including in each case due to market conditions or other factors.  Factors other than those referred to above could also cause the Company’s results to differ materially from expected results. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, the Company’s website or other websites referenced herein shall not be incorporated by reference into this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 22, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

	By:	/s/ Michael T. Sheehan
Michael T. Sheehan
Senior Vice President, Deputy General Counsel and Secretary

Date: July 22, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 22, 2016.